SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

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☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Consulier Engineering, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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CONSULIER ENGINEERING, INC.
2391 Old Dixie Highway
Riviera Beach, Florida 33404
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on
October 22, 2007
     The Annual Meeting of Shareholders of Consulier Engineering, Inc. (the “Corporation”) will be held on Monday, October 22, 2007, at 10:00 A.M. at the offices of Simon & Simon, Chartered Attorneys, 8295 N. Military Trail, Suite C, Palm Beach Gardens, Florida 33410, to consider and act upon the following proposals:
1.	To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

2.	To ratify the reappointment of Goldstein Lewin & Co. as independent auditors of the Corporation for the fiscal year ending December 31, 2007.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
     Shareholders of record at the close of business on September 19, 2007, are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of the shareholders of the Corporation as of the date of business on September 19, 2007, will be available for inspection during business hours from September 28, 2007, until October 15, 2007, at 8295 N. Military Trail, Suite C, Palm Beach Gardens, Florida 33410, and also will be available at the Annual Meeting.
     A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice. Shareholders who do not expect to attend the Annual Meeting are requested to sign the enclosed proxy card and return it immediately in the enclosed envelope in order that their shares may be represented at the Annual Meeting.

By Order of the Board of Directors
/s/ Alan R. Simon
Alan R. Simon, Secretary

Riviera Beach, Florida
October 5, 2007

YOUR PROXY IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ACCOMPANYING
PROXY CARD IN THE SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES

THE PROXY
PROPOSAL ONE
ELECTION OF DIRECTORS
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
PROPOSAL TWO
RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS
DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
SOLICITATION OF PROXIES
OTHER MATTERS

CONSULIER ENGINEERING, INC.
2391 Old Dixie Highway
Riviera Beach, Florida 33404

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To be held on October 22, 2007

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Consulier Engineering, Inc., a Florida corporation (the “Corporation”), of the accompanying proxy for use at the 2007 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on October 22, 2007, or at any adjournment or adjournments thereof. Only shareholders of record at the close of business on September 19, 2007 (the “Record Date”), are entitled to vote at the Annual Meeting. Proxy material is being mailed on or about October 5, 2007, to the Corporation’s shareholders of record on the Record Date. All references to the Corporation herein include its subsidiaries.
THE PROXY
     Shares of Common Stock represented by a duly executed proxy received by the Corporation will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted FOR the election as directors of the persons nominated by the Board of Directors, FOR the ratification of the Board’s engagement of Goldstein Lewin & Co., Certified Public Accountants, as the Corporation’s independent auditors for the fiscal year ending December 31, 2007, and, in accordance with the judgment of the persons voting the proxy, on any other matter that may properly come before the Annual Meeting. The execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. A shareholder may revoke a proxy at any time before it is voted at the Annual Meeting by written notice delivered to the Secretary of the Corporation.
     This Proxy Statement and the accompanying proxy are being mailed on or about October 5, 2007, to shareholders entitled to vote at the Annual Meeting. The cost of solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxy solicitations may be made by telephone and personal contact by officers, directors and employees of the Corporation. The Corporation will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of nominees for their reasonable expenses incurred in sending soliciting material to their principals.
     Shareholders who execute proxies retain the right to revoke them by notifying the Corporation at any time before they are voted. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of the Corporation’s principal office set forth above in the introductory paragraph to this Proxy Statement or delivered to him at the Annual Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein. If no direction is given, a properly executed proxy will be voted in favor of the election of directors and for the ratification of the engagement of Goldstein Lewin & Co., Certified Public Accountants, as the Corporation’s independent auditors for the fiscal year ending December 31, 2007. A plurality of the votes cast at the Annual Meeting shall be necessary to elect a director and to ratify the Corporation’s engagement of this firm as the Corporation’s independent auditors.
     At the Annual Meeting ballots will be distributed with respect to each proposal to be voted upon to the management proxy holders and each shareholder (or the shareholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: FOR, AGAINST or ABSTAIN, except in the case of the proposal to elect directors, the two categories will be, with respect to each director to be elected, FOR the management nominee or WITHHOLD AUTHORITY from voting FOR the management nominee. Any shareholder who submits a proxy, even though the shareholder abstains as to one or more proposals, or who is present in person, shall be counted for the purpose of determining if a quorum is present, a quorum being a majority of the outstanding shares of the Common Stock. Because each of the directors will be elected by a plurality of the votes cast at the meeting, an abstention, whether by the shareholder of record or by a broker non-vote where the broker or its nominee is the record holder for the shareholder, reduces the number of votes cast for a particular nominee. Assuming that the voting for director is limited to the nominees, an abstention, including a broker non-vote, has no effect on the determination of who is elected. If there are one or more shareholder nominees opposing the management nominees, the candidates receiving the highest votes FOR will be elected, regardless of how many shares WITHHOLD AUTHORITY.
     Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of Common Stock, $.01 par value (the “Common Stock”), held by such shareholder at the close of business on the Record Date. As of September 19, 2007, the Corporation had issued and there were outstanding 5,466,298 shares of Common Stock.
     Warren B. Mosler, Chairman of the Board of Directors, President, and Chief Executive Officer of the Corporation, has the right to vote sufficient shares to cause each of the proposed actions to be approved without any other shares being voted in favor thereof at the Annual Meeting. Mr. Mosler has indicated his intention to vote all of his shares for approval of the persons nominated as directors and for reappointment of the Corporation’s existing independent auditors. Accordingly, any negative vote which a shareholder may cast will not have any effect on the outcome of any of the matters discussed in this proxy. As more than 50% of the Company’s voting power is held by Mr. Mosler, the Corporation is a “Controlled Company” within the meaning of NASD Rule 4350(c) and is accordingly exempt from the requirements of that Rule, which relates to independent directors.

PROPOSAL ONE
ELECTION OF DIRECTORS
     At each Annual Meeting, all directors are elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified to serve. The Board of Directors has nominated the five (5) persons named below for election as directors, each to hold office until the next Annual Meeting of Shareholders and until his or her respective successor has been duly elected and qualified. Each nominee except Mr. Combias is a member of the current Board of Directors, having been elected at the annual meeting of shareholders held October 16, 2006. All nominees have consented to serve as directors. The Board of Directors believes that the nominees will be available and able to serve as directors, but if for any reason any of these persons should not be available or able to serve, the persons named in the proxy may exercise discretionary authority to vote for substitutes proposed by the Board of Directors of the Corporation, unless such authority shall have been withheld.
     The following table sets forth certain information as of the Record Date concerning the nominees for election as directors of the Corporation. For information as to the shares of Common Stock held by each nominee, see the section “Securities Ownership of Certain Beneficial Holders and Management” elsewhere in this Proxy Statement.

		Director	Other Position(s) With
Name	Age	Since	Company
Warren B. Mosler	57	1985	Chairman of the Board, President and CEO

Alan R. Simon, Esq.	56	1985	General Counsel, Treasurer and Secretary

Skender Fani	66	1999	None

Jean-Pierre Arnaud	59	2005	None

James Combias	44		None
Biographical information relating to each of these nominees for director appears following starting on page 4 of this Proxy Statement under the heading “Business History of Directors and Executive Officers.”
The Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees for Director named above. Proxy cards executed and returned will be so voted unless contrary instructions are indicated thereon.

Executive Officers
     As of Record Date, the executive officers of the Corporation were as follows:

			Year Became
Name	Age	Titles	Executive Officer

Warren B. Mosler	57	Chairman of the Board, President and CEO	1985

Alan R. Simon, Esq.	56	General Counsel, Secretary, and Treasurer	2001

Alan R. Simon, Esq.	56	President and CEO Consulier International, Inc.	2004

Tony Marsico	41	President and CEO Patient Care Technology Systems, LLC	2005
     Executive officers who are not also directors serve at the discretion of the Board of Directors.
Business History of Directors and Executive Officers
     The principal occupation of each executive officer of the Corporation and nominee for director is set forth below. All of the executive officers and directors are elected annually, or until their successors have been duly elected.
     Warren B. Mosler is the Chairman of the Board of Directors. Mr. Mosler has served as Chairman since inception of the Corporation and Chief Executive Officer from inception to March 1989 and from August 1989 to May 1994. In February 1999 Mr. Mosler reassumed the positions of President and Chief Executive Officer. From 1983 to present, Mr. Mosler has been a principal in AVM, L.P., as a broker/dealer engaged in arbitrage and government securities trading in West Palm Beach, Florida.
     Alan R. Simon is a director, and has served as the Corporation’s General Counsel and its Secretary-Treasurer since November 2001. He has been in the private practice of law in Boca Raton, Florida since 1982, and has relocated his practice to Palm Beach Gardens, Florida in 2001. Mr. Simon became President and CEO of Consulier International, Inc .in 2004.
     Dr. Skender Fani is the Chairman of the Board of Otis Elevators, Austria. He is the Chairman of Heim GmbH, a substantial real estate company in Vienna, Austria and Chairman of Polster GmbH, Advertising, Public Relations, and Sports Management Corporation in Germany and Austria. He is Chairman of La Carafe GmbH, one of the leading restaurant and entertainment companies in Austria.

     Dr. Fani is a corporate lawyer in Austria, also specializing in sports and entertainment law. For the past 20 years he has represented the top sports and entertainment personalities throughout Europe. He is the personal advisor to the presidents of many of Europe’s top soccer teams, including MAGNA-Austria, FC Barcelona, AS Roma, and Casino Salzburg. Dr. Fani has a home in Palm Beach County, Florida where he spends a considerable amount of time.
     Jean-Pierre Arnaud worked for Eastman Kodak Company in the USA and UK in various areas involving health imaging, including manufacturing, sales, marketing, and management. In 1991 Mr. Arnaud performed financial auditing services for Fotcor (Brazil). During 1991, he received his M.A. in International and Public Affairs, International Business and Finance from Columbia University
     James Combias is the co-founder and Managing Member of Jupiter Capital Advisors, LLC, which is the General Partner and Manager of Jupiter Capital Advisors, LP, (USA) Jupiter Capital International, LTD (Cayman) and the Jupiter Absolute Return Fund, a registered fund in Austria. Prior to this he was a Managing Director and head trader for HSBC Bank’s Government Bond trading desk in New York City. During his four years at HSBC, he was selected to run a proprietary trading group within the bank. This group traded G7 fixed income, foreign currencies, and equity indices. Mr. Combias began his career in 1986 at Merrill Lynch, where he worked for 13 years and achieved the position of Managing Director and Head Trader for the firms Government Bond trading desk. He was responsible for proprietary trading of the firm’s capital as well as making markets for institutional customers in Government securities. In 1999, he left Merrill Lynch and from this time until moving to HSBC in 2004, he was employed at D.L.J., Morgan Stanley, and Lehman Brothers as a senior trader on their Government Bond trading desks. Mr. Combias was born and raised in Summit, N.J., and graduated Hobart College in 1985 with a degree in Economics.
     Tony Marsico was the founder and president of Healthcare Information Technology, Inc. from 1997 through 2004, when it’s assets were purchased by Patient Care Technology Systems, LLC. Mr. Marsico served as Vice President of RCTS heading several departments ranging proactive tracking to customer service from 2004 until he became President and CEO of PCTS. Mr. Marsico holds a Masters Degree in Technical and Scientific Communications from Miami University of Ohio and a B.S. degree in Physics and Mathematics from Wolford College.
Board Meetings
     During fiscal year 2006 through September 19, 2007, no formal meetings of the Corporation’s Board of Directors were held.

Board Committees
     The Board of Directors of the Corporation has the following committees with members as listed:

Executive Committee	Warren B. Mosler
Alan R. Simon

Affiliated Transaction Committee	Alan R. Simon
James Combias

Audit Committee	Jean-Pierre Arnaud
Skender Fani
James Combias
     The Executive Committee’s functions include approval of all investments of the Corporation not otherwise approved by the full Board of Directors. The Affiliated Transaction Committee’s functions include approval of all of the Corporation’s transactions with related individuals, including significant shareholders, officers and directors. The Audit Committee will review and assess the adequacy of the Audit Committee Charter on an annual basis.
     The Executive Committee did not meet formally during calendar year 2006 through September 19, 2007.
     The Affiliated Transaction Committee did not meet formally during calendar year 2006 through September 19, 2007.
     The Board of Directors does not have a compensation committee or a nominating committee. The Corporation has no nominating committee because Warren Mosler, the Corporation’s Chairman, President and Chief Executive Officer, owns sufficient shares of Common Stock to elect all of the directors.
     Messrs. Arnaud, Fani and Combias are members of the Audit Committee. Messrs. Arnaud, Fani and Combias are “independent” as defined in the Nasdaq listing standards. The functions of the Audit Committee are to review the adequacy of systems and procedures for preparing the financial statements of the Corporation as well as the suitability of internal financial controls and to review and approve the scope and performance of the independent auditors’ work. The Audit Committee meets with the independent auditors and reviews any matters required to be discussed pursuant to Statement of Auditing Standards No. 61 and the financial statements proposed to be included in the annual report on Form 10-KSB and quarterly reports on Form 10-QSB. The Audit Committee makes its recommendation to the Board regarding inclusion of the financial statements on Form 10-KSB. The Audit Committee met numerous times during the fiscal year ended December 31, 2005 and through the date of this proxy for the current year. Jean-Pierre Arnaud is an audit committee financial expert within the meaning of Securities and Exchange Commission Regulation S-B, Item 401(e).
Compensation of Directors
     Directors are compensated $100 for their attendance at each Board of Directors meeting. The Corporation does reimburse directors for out-of-pocket expenses incurred in attending meetings.
Family Relationships
     No family relationships exist among the directors and officers of the Corporation.

Section 16 Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors and holders of more than 10% of the Common Stock of the Corporation file reports of stock ownership and changes in ownership with the Securities and Exchange Commission on Forms 3 (initial statement of ownership), 4 (monthly reports), and 5 (annual reports). Based solely upon a review of copies of such reports or representations that no annual reports on Form 5 for the 2006 fiscal year were required to be filed, the Corporation believes that Section 16(a) filing requirements were complied with during fiscal year 2006.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of shares of common stock by each person known by the Corporation to be the beneficial owner of more than 5% of outstanding common stock, by each director and nominees for election as a director and each of the executive officers of the Corporation and by all directors and executive officers as a group. Except as indicated in the footnotes, all of such shares of common stock set forth in the following table are owned directly, and the indicated person has sole voting and investment power with respect to all common stock shown as beneficially owned by such person:

		Amount and Nature
Title Of	Name and Address	Of Beneficial	Percent of
Class	of Beneficial Owner	Ownership	Class
Common	Warren B. Mosler	4,334,745	79.30%
Stock	5000 Estate Southgate
	Christiansted, USVI 00820

Common	Alan R. Simon	190,000	3.48%
Stock	8295 N. Military Trail, Suite C
	Palm Beach Gardens, FL 33410

Common	Skender Fani	0	—
Stock	2391 Old Dixie Highway
	Riviera Beach, FL 33404

Common	Tony Marsico	0	—
Stock	11520 N. Community House Road
	Suite 250, Charlotte, NC 28277

Common	Jean-Pierre Arnaud	0	—
Stock	2106 Fairway Drive
	South Jupiter, FL 33477

Common	James Combias	0	—
Stock	120 East Elm Street
	Greenwich, CT 06830

	All directors and executive	4,524,745	82.78%
	Officers as a group

EXECUTIVE COMPENSATION
     The following table sets forth certain information regarding compensation paid by the Corporation and its subsidiaries during the fiscal years 2004, 2005, and 2006 for services rendered to the Corporation and its subsidiaries during such years by the Corporation’s Chairman of the Board, President and CEO. No other executive officer of the Corporation received compensation that exceeded $100,000 in any of the listed years.
SUMMARY COMPENSATION TABLE

Name and	Fiscal
Principal Position	Year	Salary
Warren B. Mosler, Chairman of the Board, President and CEO	2006 2005 2004	$75,000 $75,000 $75,000
     Certain columns have been omitted from the above table because there is no compensation required to be reported in such columns.
OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR
     The Corporation did not award any options or stock appreciation rights to any person during the three fiscal years.
PROPOSAL TWO
RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS
     Goldstein Lewin & Co., has been selected by the Board of Directors to serve as the Corporation’s independent auditors for the current fiscal year.
     Goldstein Lewin & Co., Certified Public Accountants, has served as the Corporation’s independent auditors for the years 2003 through 2006. During this period, there have been no disagreements with the Corporation’s independent auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the independent auditors, would have caused them to make reference to the subject matter of any such disagreement in their reports on the financial statements. A representative of Goldstein Lewin & Co. will be present at the Annual Meeting, with an opportunity to make a statement if he or she so desires and to respond to appropriate questions.
     The following table sets forth fees billed to the Corporation by the Corporation’s independent auditors for the years ended December 31, 2006 and December 31, 2005 for (i) services rendered for the audit of the Corporation’s annual financial statements and the review of the Corporation’s quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of the Corporation’s financial statements that are not reported as Audit Fees, (iii) services rendered in connection with tax preparation, compliance, advice and assistance, and (iv) all other services.

Services	2006	2005
Audit Fees	$170,000	$115,922
Audit-Related Fees	26,254	38,587
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-
Total Fees	$196,254	$154,509
The Corporation’s audit committee has considered whether the non-audit services provided by the Corporation’s auditors in connection with the year ended December 31, 2006, are compatible with the auditors’ independence.
     The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Goldstein Lewin & Co. as independent auditors of the Corporation and its subsidiaries for the fiscal year ending December 31, 2007, and proxies executed and returned will be so voted unless contrary instructions are indicated thereon.
DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
     Shareholder proposals which are intended to be presented by such shareholders at the Corporation’s 2007 Annual Meeting of Shareholders must be received by the Secretary of the Corporation at the Corporation’s principal executive offices no later than June 1, 2008, in order to be considered for inclusion in the proxy statement and form of proxy relating to the meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. If the Corporation is not notified of a shareholder proposal by August 1, 2008, then the proxy held by management of the Corporation may provide the discretion to vote against such shareholder proposal even though such proposal is not included in the proxy statement and form of proxy.
SOLICITATION OF PROXIES
     The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Corporation and the cost of this solicitation is being paid by the Corporation. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by officers of the Corporation or its subsidiaries. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending our proxy materials to, and obtaining instructions relating to proxy materials from, beneficial owners.

OTHER MATTERS
     Our Board of Directors is not aware of any business to be conducted at the Annual Meeting of Shareholders other than the proposals described in this proxy statement. Should any other matter requiring a vote of the shareholders arise, the persons named in the accompanying proxy card will vote in accordance with their best judgment. A copy of our 2006 Annual Report on Form 10-KSB, including financial statements, as filed with the Securities and Exchange Commission is included herewith. It is also available on the Corporation’s website at www.consulier.com and on the Securities and Exchange Commission’s website at www.sec.gov. Additional copies may be obtained without charge upon written request to Alan R. Simon, Secretary of the Corporation, at 2391 Old Dixie Highway, Riviera Beach, Florida 33404.

By Order of the Board of Directors
/s/ Alan R. Simon
Alan R. Simon, Secretary

October 5, 2007

PROXY CARD	CONSULIER ENGINEERING, INC. 2391 OLD DIXIE HIGHWAY RIVIERA BEACH, FL 33404

THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Warren B. Mosler and Alan R. Simon as Proxies, each with the power to appoint his substitute, and hereby authorizes to vote as designated below, all shares of common stock of Consulier Engineering, Inc., held of record by the undersigned on September 19, 2007, at the Annual Meeting of Shareholders to be held on October 22, 2007, or any adjournment thereof.

1.	ELECTION OF DIRECTORS (SEE PROXY STATEMENT)

☐ FOR          ☐ AGAINST           ☐ ABSTAIN

(INSTRUCTION: To withhold authority for an individual nominee write that nominee’s name in the space provided below.)

2.	RATIFICATION OF INDEPENDENT AUDITORS (SEE PROXY STATEMENT)

☐ FOR          ☐ AGAINST           ☐ ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each director nominee, and FOR Proposal 2.

Please sign exactly as your name appears on your certificate. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized office. If a partnership, please sign in partnership name by authorized person.

Dated _________________, 2007	Number of shares held: ________________

Please type or print your name(s)	Signature

Please type or print your name(s)	Signature

If you have had a change of Address, please print or type your new address in the lines below.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.